Morgan Stanley Small-Mid Special Value Fund
                     Item 77(o) 10f-3 Transactions
                   October 1, 2002 - March 31, 2003


Security Date of    Price    Shares  %of     Total         Purcha   Broker
         Purchase   Of       Purcha  Assets  Issued        sed
                    Shares   sed                           By
                                                           Fund

Chicago  12/05/02   $35.00   2,000   0.101%  $166,287,450  0.042%     UBS
Mercanti                                                            Warbur
   le                                                               g LLC;
Exchange                                                            Salomo
                                                                       n
                                                                     Smith
                                                                    Barney
                                                                     Inc.;
                                                                     J.P.
                                                                    Morgan
                                                                    Securi
                                                                     ties
                                                                     Inc.;
                                                                    Willia
                                                                       m
                                                                     Blair
                                                                       &
                                                                    Compan
                                                                      y,
                                                                    L.L.C.
                                                                       ;
                                                                    Cazeno
                                                                      ve
                                                                    Incorp
                                                                    orated
                                                                       ;
                                                                    Chatsw
                                                                     orth
                                                                    Securi
                                                                     ties
                                                                     LLC;
                                                                      CMG
                                                                    Instit
                                                                    utiona
                                                                       l
                                                                    Tradin
                                                                      g,
                                                                     LLC;
                                                                    E*Trad
                                                                       e
                                                                    Securi
                                                                     ties,
                                                                     Inc.;
                                                                    Melvin
                                                                    Securi
                                                                     ties,
                                                                    L.L.C.
                                                                     ; The
                                                                    Willia
                                                                      ms
                                                                    capita
                                                                       l
                                                                    Group,
                                                                     L.P.

  DRS    12/16/02   $28.00   28,200  2.345%  $133,000,000  0.594%    Bear,
Technolo                                                            Stearn
  gies                                                                s &
  Inc.                                                                Co.
                                                                     Inc.;
                                                                    Wachov
                                                                      ia
                                                                    Securi
                                                                     ties

WellChoi 11/07/02   $25.00   3,600   0.271%  $417,369,575  0.022%   Credit
ce Inc.                                                             Suisse
                                                                     First
                                                                    Boston
                                                                     ; UBS
                                                                    Warbur
                                                                      g;
                                                                     Bear,
                                                                    Stearn
                                                                      s &
                                                                      Co.
                                                                     Inc.;
                                                                    Goldma
                                                                      n,
                                                                     Sachs
                                                                    & Co.;
                                                                    JPMorg
                                                                      an;
                                                                    Salomo
                                                                       n
                                                                     Smith
                                                                    Barney
                                                                       ;
                                                                    Blaylo
                                                                     ck &
                                                                    Partne
                                                                      rs,
                                                                     L.P.;
                                                                      The
                                                                    Willia
                                                                      ms
                                                                    Capita
                                                                       l
                                                                    Group,
                                                                     L.P.